THE
[LOGO OF THE PARKSTONE FUNDS]
ADVANTAGE










  Annual Report
December 31, 1996
Not FDIC Insured

--------------------------------------------------------------------------------
Table of Contents

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The Parkstone Advantage Funds                                  December 31, 1996

Message From Your Chairman..................................................   1
Message From Your Investment Adviser........................................   2
Portfolio Performance Discussion............................................   3
Report of Independent Auditors..............................................   8
Statements of Assets and Liabilities........................................   9
Statements of Operations....................................................  10
Statements of Changes in Net Assets.........................................  11
Schedules of Portfolio Investments..........................................  13
Notes to Financial Statements...............................................  23
Financial Highlights........................................................  28

--------------------------------------------------------------------------------
Message From Your Chairman

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Dear Investors:

We're pleased to report that the year ended December 31, 1996, was a period of growth for The Parkstone Advantage Fund. During the year, the Dow Jones Industrial Average soared approximately 1300 points higher. While the road was somewhat rockier for fixed-income investors, bonds, too, firmed as the year drew to a close. Moreover, investors continued to pour money into mutual funds. Approximately $16 million of new assets were invested in The Parkstone Advantage Fund in the six month period. Over the course of the year ended December 31, 1996, net assets under management increased some 59%, rising from $49.6 million to $78.9 million.

OPTIMISTIC, YES, BUT NOT "IRRATIONALLY EXUBERANT". . .

For stock investors the past year has been another good one. But given the dramatic gains over the course of this bull market, stocks have earned a rest-- and while conditions remain favorable, gravity will ultimately prevail. Stocks will take a breather. The most successful investors, however, are those that take a systematic, disciplined and long-term approach to the marketplace. Historically, those with the fortitude to withstand dramatic swings in price have been handsomely rewarded--and it is far easier to do so if goals, time horizons and risk levels are clearly defined.

IN CLOSING. . . .

In the pages that follow, you will find a detailed discussion of the performance of each portfolio of The Parkstone Advantage Fund during the year ended December 31, 1996. You will also find a letter from our Investment Adviser, which includes an economic outlook for the coming months. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and serving your investment needs now and in the years ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-451-8377.

Sincerely,

/s/ George R. Landreth

George R. Landreth
Chairman
The Parkstone Advantage Fund

--------------------------------------------------------------------------------
Message From Your Investment Adviser

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996

Dear Investor:

Which way are interest rates going? From an economic perspective, that was the essential question at year-end. Typically, there are two schools of thought, and this year is no different. One group contends that the economy is suffi-ciently weak and no change in Federal Reserve policy is necessary. The other camp insists that activity is picking up after its recent slump. Due to the low unemployment, they expect inflationary pressures to mount--ultimately causing the Fed to tighten, which, in turn, may lead to significant corrections in the financial markets.

NEVER FIGHT THE FED!

Our own view is that, when all is said and done, 1997 will look very much like the year just finished, with growth in the range of 2.25% to 2.75%--and it would be very nice if the economy behaves itself. However, like the fellow who drowned crossing a river with an average depth of 3 feet, complications can and will arise. The key questions are, what complications will arise, and how will they impact the financial markets?

Much as it did last year, we expect economic growth momentum from the fourth quarter to carry through into the first several months of 1997--resulting in growth in the range of 3% for the first quarter. Consumer confidence is at a multi-year high. Incomes are growing. In addition, the wealth effect from gains in financial-asset prices over the past several years is now rippling through the economy. Bottomline, consumers have the necessary resources to continue spending, at least through the first quarter of the year, if they choose to do so. From that point forward, however, we expect activity to decrease gradually over the balance of the year--due to the inability of consumers to increase their debt, the tightening of credit standards by financial institutions, or a reaction to higher interest rates induced by a change in Federal Reserve poli-cy.

Indeed, a key message of this report is that one ignores Mr. Greenspan and the Federal Reserve at one's own peril. The markets appear to have forgotten the December 6, 'irrational exuberance' speech by Mr. Greenspan--but you can be very sure he hasn't. The election is over; the Federal Reserve is politically independent; and historically, that independence has tended to be shown in years following important elections. Also, historically, the Chairman has cho-sen to strike sooner rather than later. If the economy continues showing strength, and the stock market continues its gallop of the last several years, the gun will be cocked and we would expect to see the Federal Reserve pull the trigger and increase interest rates.

A "CATCH-22" SITUATION

In short, the economy is in the midst of a "Catch-22" situation: Strong eco-nomic growth will be met by higher interest rates from the Federal Reserve in an effort to dampen inflationary pressures. Should growth be slower, corporate profits could deteriorate significantly. Either way, the financial markets are very vulnerable--and there is little margin for error.

Having painted a cloudy but darkening picture, the key question is, suppose we are wrong? If we are, the best- case scenario would likely be an economy that is sufficiently wishy-washy to appease the Federal Reserve--which is a possi-bility, to be sure, but not one we feel is very likely. Rather, we expect to see strength early on and a policy reaction. Indeed, interest rates are likely to head up, and prices in the financial markets are likely to head down in the year ahead. Very simply, a slowdown in the growth of corporate profits will not overcome the determination of the Federal Reserve. Hence, it will be weakness in the financial markets that will feed back into the economy and may create a further economic downturn.

GRAVITY ALWAYS PREVAILS

Of course, given the strength of the economy and the spectacular run-up in stock prices in recent years, none of this news should be particularly surpris-ing. Nor is any of it all that unusual. Since 1900, there have been eight occa-sions when the stock market has returned 20% or more two years in a row. In seven out of the eight cases, the market saw returns ranging from -33% to +2% in the third year. Moreover, prior to this year, there have been nine "seventh" years in this century. Seven were losers for the stock market. Consequently, history--as well as many economic factors--favors a market decline during 1997.

Regardless of what happens over the course of the next year, the underlying fundamentals of our economy are still solid. As a result, looking beyond the immediate future, we are still very optimistic about the prospects for the fi-nancial markets over the next several years and on into the 21st century.

Sincerely,

/s/Richard A. Wolf, CFA

Richard A. Wolf, CFA
President and Chief Investment Officer First of America Investment Corporation

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
EQUITY FUND

All in all, 1996 was a strong year for the Fund. While investor sentiment ro-tated rapidly throughout the period, small- and mid-cap issues were favored throughout much of the first half--and many made spectacular advances. After a brief but dramatic drop in July, most bounced back quickly and continued to climb throughout the summer and fall. But, as the fourth quarter dawned, the small- and mid-cap- stocks simply ran out of steam as investors moved en masse to bigger and better known names. While the market soared throughout the fall, the gains were rather narrowly concentrated in larger-cap issues.

Nonetheless, enthusiasm for mid-cap stocks did not die out completely--and sev-eral of our holdings performed very well indeed over the period. Throughout the period, selected technology and financial stocks continued to make positive and substantial gains. Consequently, the period overall was a good one for the portfolio. For the year ended December 31, 1996, the Fund posted a total return of 17.36%./1/

FOCUSING ON THE FUNDAMENTALS

Clearly, the year ahead will be an interesting one for stock investors. While we may see some sort of correction in the short term, the long-term prospects for our economy and for stocks remain bright. Even more importantly, the funda-mentals of the companies held in our portfolio are strong. Consequently, while we will continue to monitor the situation closely in the months ahead, we do not plan to make any major shifts in the Fund's allocation in the immediate fu-ture.

As of December 31, 1996, the Fund was fully invested and widely diversified, with holdings in more than 65 companies. The top five holdings in the portfolio were Hospitality Franchise Systems (3.6%), Healthsouth Corp. (2.7%), Parametric Technology Corp. (2.7%), Service Corp. International (2.7%) and McAfee Assoc., Inc. (2.7%).*
-------
/1/ Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate, so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
* The composition of the Fund's portfolio is subject to change.

Equity Fund

Average Annual Total Return
  As of December 31, 1996
---------------------------
      Since Inception
         (9/23/93)
          12.24%
---------------------------
         One Year
          17.36%
---------------------------

            Return on a $10,000 Investment
                    (9/93 to 12/96)

                              S&P Mid Cap       S&P 500
           Equity Fund         400 Index         Index
                10,000             10,000        10,000
12/93           10,170             11,108        10,960
12/94            9,640             10,710        11,105
12/95           12,440             14,095        15,278
12/96           14,600             16,801        18,786

Until recently, the Fund had invested in stocks of mid-sized and large companies. As a result, the Standard & Poor's 500 Stock Index had been an appropriate performance benchmark, since it is a broad measure of the U.S. stock market as a whole. However, the Fund's performance is now being compared to the Standard & Poor's Mid-Cap 400 Index to better reflect the Fund's new focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Advantage Equity Fund reflects the deduction of fees for these value-added services.

-------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1996
SMALL CAPITALIZATION FUND+

Much as we expected, after a sharp run upward in the first half of the year, investors took profits in small caps in the second half. Despite a fundamen-tally unchanged picture, however, they chose to reinvest in larger-cap issues. As a result, the environment in the small-cap sector of the market was some-what less than inspiring in the second half.

Even in this climate, many of our holdings held their ground and even advanced impressively during the period. In the fourth quarter alone, Miller Indus-tries, (1.8% of the portfolio's holdings), a tow-truck manufacturer, gained 108%; Brightpoint, (1.6% of the portfolio's holdings), a cellular-phone dis-tributer, rose 108%; and Sanmina, (2.9% of the portfolio's holdings), a con-tract electronics manufacturer, rose 109%.

With the exception of these outstanding performers, the Fund fell back as en-thusiasm for even the soundest of small-cap stocks simply wilted as the year drew to a close. Nonetheless, the year overall was a very strong one for the Fund, which posted a total return of 29.66%/1/ for the year ended December 31, 1996.

A REBOUND AROUND THE CORNER
Many of small-cap stocks had experienced huge gains earlier in the year and may have gotten a bit ahead of themselves many of the declines we saw over the period were far greater than were justified. Systemsoft, (1.1% of the portfo-lio's holdings), for instance, gained 509% over the first three quarters of the year and was due for some sort of correction. The 56% decline we saw in the fourth quarter, however, may have been a bit overdone. Even with this dra-matic drop, the stock gained over 164% for the year. As a result, in the months ahead, we would expect to see Systemsoft and others like it rebound smartly as the economy slows and investors return to the small-cap market seeking growth.

As of December 31, 1996, the top five holdings in the Fund's portfolio were Dura Pharmaceuticals, Inc. (3.7%), Concord EFS, Inc. (2.9%), Sanmina Corp. (2.9%), Omnicare, Inc. (2.9%) and Credit Acceptance Corp. (2.7%). *
-------
+ Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
/1/ Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
* The composition of the Fund's portfolio is subject to change.

Small Capitalization Fund

Average Annual Total Return
  As of December 31, 1996
---------------------------
      Since Inception
         (9/23/93)
          24.25%
---------------------------
         One Year
          29.66%
---------------------------

            Return on a $10,000 Investment
                    (9/93 to 12/96)

                Small
           Capitalization     Russell 2000
                Fund             Index
                10,000             10,000
12/93           11,000             11,092
12/94           11,580             10,890
12/95           15,710             13,987
12/96           20,370             16,299

The Fund's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Advantage Small Capitalization Fund reflects the deduction of fees for these valud-added services.

-------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1996
INTERNATIONAL DISCOVERY FUND+

1996 was a very good year for international stock investors who had little or no exposure in Japan. Undergoing the inevitable turmoil associated with the transition from a closed, centrally directed system to a more open and free market, the Japanese economy--and the Japanese stock market--had a very tough year. With a market weighting well below both international indices, and the average international manager, plus a few companies that already compete in-ternationally, the Fund was not impacted significantly by events in Japan dur-ing the period.

Moreover, the Fund was heavily-weighted in Continental European and U.K. secu-rities. Throughout the year, low inflation, low interest rates and modest eco-nomic growth created a very favorable environment in the region. Improving profit margins and attractive valuations vis a vis their U.S. counterparts also increased enthusiasm for the region. As a result, our holdings here made a substantial contribution to the Fund's performance. For the year ended De-cember 31, 1996, the Fund posted a return of 15.41%/1/ versus a return of 6.04% for the EAFE index, its industry benchmark.

EUROPE UNITES, JAPAN STABILIZES

After the fantastic run-up of the U.S. stock market over the past several years, we believe that international markets now offer investors more attrac-tive opportunities. Specifically, we believe the prospects for Continental Eu-rope are very bright. During the year past, European governments made further progress toward a unified currency. While this does create some uncertainty in the marketplace in the short-term, the economic policies being implemented to support the move are conducive to growth and, we believe, will help strengthen and sustain the region's positive climate.

In addition, the potential of Japan should not be discounted. Currently, the economy is being allowed to separate the winners from the losers as they are gradually exposed to a competitive environment--which should greatly benefit Japan over the long run.

As of December 31, 1996, the Fund was widely diversified with 85 holdings in 28 different markets. Approximately 30% of the portfolio's assets were in-vested in Continental Europe, 21% in Japan, 13% in the United Kingdom, 2% in Latin America, 4% in Canada and 7.5% in smaller Pacific Basin markets.

As of the same date, the Fund's top five holdings were: Takeda Chemical (4.5%), Rohm (4.0%), TDK Corporation (3.9%), Mitsubishi (3.3%) and Keyence (3.3%).*
-------
+ International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards. /1/ Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
* The composition of the Fund's portfolio is subject to change.

International Discovery Fund

Average Annual Total Return
  As of December 31, 1996
---------------------------
      Since Inception
         (9/23/93)
           6.32%
---------------------------
         One Year
          15.41%
---------------------------

            Return on a $10,000 Investment
                    (9/93 to 12/96)

           International      MSCr EAFE
           Discovery Fund       Index
                10,000             10,000
12/93           10,350              9,037
12/94            9,650              9,740
12/95           10,590             10,832
12/96           12,222             11,486

The Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund-accounting fees. The performance of the Parkstone Advantage International Discovery Fund reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Portfolio Performance Discussion, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
BOND FUND

Up, down, and all around--overall, the twelve months ended December 31, 1996, were rather frustrating ones for fixed-income investors. Rising interest rates hampered progress in the first half of the year. Then, after a promising start to the second half, rates backed up modestly in anticipation of some movement on the part of the Federal Reserve. When the Fed failed to act, rates dropped slightly and bond prices moved higher in October and November. In December, however, year-end nervousness abounded, and the market gave back some of the ground gained. Nonetheless, the fourth quarter was the year's strongest--and the fixed-income markets ended 1996 on a more positive note than they began it.

Given the choppiness of the environment, we approached the markets cautiously throughout the period and emphasized yield enhancement over price appreciation. Riding the waves of the stock market's climb, the Fund's corporate holdings performed better than others during the period. The Fund's holdings in the mortgage-backs sector produced predictable and positive returns over the course of the year. Consequently, when mortgage-backed did slip slightly, they did not weaken to the degree that would have prompted us to lower exposures.

As a result, the Fund not only held its ground in the difficult environment but also advanced. For the year ended December 31, 1996, the Fund posted a total return of 1.83%./1/

STANDING STRONG IN CHOPPY SEAS

Until the direction of the economy is clearer, we expect the environment to continue to be somewhat choppy. Second guessing the ups and downs of small moves with any degree of precision, however, is extremely difficult--if not im-possible. Consequently, moving forward, we will continue to seek out and capi-talize on whatever opportunities to enhance yield. No major or significant shifts in the portfolio's allocation are anticipated.

At the period's end, approximately 39.4% of the Fund's assets were invested in corporate bonds, 21.9% in mortgage-backed securities, and 30.7% in U.S. Trea-sury securities. The average credit quality of the portfolio's holdings was AAA; the average maturity of the Fund's holdings was 10.2 years.*
-------
/1/ Past performance is not indicative of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and net asset value of the Fund will fluctuate, so that the value of shares purchased through a variable annuity, when redeemed, may be worth more or less than the original cost.
* The composition of the Fund's portfolio is subject to change.

Bond Fund

Average Annual Total Return
  As of December 31, 1996
---------------------------
      Since Inception
         (9/23/93)
           3.59%
---------------------------
         One Year
           1.83%
---------------------------

            Return on a $10,000 Investment
                    (9/93 to 12/96)

                Bond          Salomon Brothers
                Fund             Broad Index
                10,000             10,000
12/93            9,960             10,010
12/94            9,424              9,725
12/95           11,024             11,531
12/96           11,226             11,948

The Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of the Parkstone Advantage Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results.

--------------------------------------------------------------------------------
Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
THE PRIME OBLIGATIONS FUND

After waiting anxiously for a rate hike throughout the first nine months of 1996, in September investors accepted the fact that the Federal Reserve was content to sit on the sidelines--and would likely remain there until sometime after the election. Consequently, after fluctuating in response to each news report and economic statistic on economic growth, interest rates leveled off in October as anxiety dissipated. As the election season faded from memory, of course, and the year drew to a close, waves of uncertainty again rippled through the marketplace. As a result, the period overall was a choppy one, with rates changing rather rapidly at times but relatively modestly.

Moving forward, we expect the environment to continue to be somewhat unsettled until the direction of the economy is clearer. Given this, we expect to ap-proach the markets cautiously in the months ahead and to focus our efforts on taking advantage of the opportunities the steepness of the yield curve offers.

As of December 31, 1996, approximately 54.1% of the Fund's assets were invested in commercial paper, and 27.7% was invested in overnight securities. The aver-age maturity was 44 days.*
-------
An investment in the Funds is neither insured nor guaranteed by the U.S. Government. Yields can fluctuate and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
* The composition of the Fund's portfolio is subject to change.

-------------------------------------------------------------------------------
Report of Independent Auditors

-------------------------------------------------------------------------------
The Contract Owners and Board of Directors
The Parkstone Advantage Fund
We have audited the accompanying statement of assets and liabilities of The Parkstone Advantage Fund (comprised of the Prime Obligations, Bond, Equity, Small Capitalization and International Discovery Portfolios) (the Fund), including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from September 23, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising The Parkstone Advantage Fund at December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from September 23, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP
Columbus, Ohio
February 10, 1997

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996

                             PRIME                                SMALL      INTERNATIONAL
                          OBLIGATIONS    BOND       EQUITY    CAPITALIZATION   DISCOVERY
                             FUND        FUND        FUND          FUND          FUND
                          ----------- ----------  ----------- -------------- -------------
ASSETS:
Total Investments, at
 value (Total cost
 $2,585,866; $9,612,668;
 $22,064,028;
 $18,468,751; and
 $12,819,524,
 respectively)..........  $2,585,866  $9,651,341  $23,769,282  $24,489,952    $15,743,350
Repurchase agreements,
 at cost................     990,000         --           --           --             --
                          ----------  ----------  -----------  -----------    -----------
Total Investments.......   3,575,866   9,651,341   23,769,282   24,489,952     15,743,350
Cash....................         497       7,329      211,444        3,532      1,266,804
Interest and dividends
 receivable.............       2,530     106,114       12,306        5,480         15,778
Receivable from brokers
 for investments sold...         --          --        54,270          --             --
Unamortized organization
 costs..................       3,991       3,991        3,991        3,991          3,015
Prepaid expenses and
 other assets...........      12,390         970        1,036        2,291         16,715
                          ----------  ----------  -----------  -----------    -----------
TOTAL ASSETS............   3,595,274   9,769,745   24,052,329   24,505,246     17,045,662
                          ----------  ----------  -----------  -----------    -----------
LIABILITIES:
Dividends payable.......      14,305         --           --           --             --
Accrued expenses and
 other payables:
  Investment advisory
   fees.................          39         198          653          660            579
  Administration fees...         649       1,756        4,330        4,207          2,997
  Custodian fees........         --          --           --           --          19,802
  Accounting and
   transfer agent fees..         127         616          --           --             --
  Legal and audit fees..         --        4,357          687          --          12,827
  Trustees' fees........         --        1,000        1,086          729          2,954
  Printing fees.........         330       1,193        1,736        1,511            --
  Other.................         621       6,195        3,249        2,915          5,756
                          ----------  ----------  -----------  -----------    -----------
TOTAL LIABILITIES.......      16,071      15,315       11,741       10,022         44,915
                          ----------  ----------  -----------  -----------    -----------
NET ASSETS:
Capital.................   3,579,203   9,507,197   18,327,090   18,327,856     14,443,848
Undistributed net
 investment income
 (loss).................         --      424,368          --           --          (8,034)
Net unrealized
 appreciation from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....         --       38,673    1,705,254    6,021,201      2,923,826
Accumulated
 undistributed net
 realized gain (loss)
 from investment and
 foreign currency
 transactions...........         --     (215,808)   4,008,244      146,167       (358,893)
                          ----------  ----------  -----------  -----------    -----------
NET ASSETS..............  $3,579,203  $9,754,430  $24,040,588  $24,495,224    $17,000,747
                          ==========  ==========  ===========  ===========    ===========
Outstanding units of
 beneficial interest
 (shares)...............   3,579,203     943,958    1,647,129    1,345,998      1,395,353
                          ==========  ==========  ===========  ===========    ===========
Net asset value--
 redemption price per
 share..................       $1.00      $10.33       $14.60       $18.20         $12.18
                          ==========  ==========  ===========  ===========    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                For the Year Ended December 31, 1996

                                                                        SMALL      INTERNATIONAL
                          PRIME OBLIGATIONS   BOND       EQUITY     CAPITALIZATION   DISCOVERY
                                FUND          FUND        FUND           FUND          FUND
                          ----------------- ---------  -----------  -------------- -------------
INVESTMENT INCOME:
Interest income.........      $218,244      $ 499,812  $    39,283    $      581    $   67,261
Dividend income.........         8,381         30,187       99,440        63,322       197,043
Foreign tax withholding.           --             --          (468)          --        (30,046)
                              --------      ---------  -----------    ----------    ----------
  Total Income..........       226,625        529,999      138,255        63,903       234,258
                              --------      ---------  -----------    ----------    ----------
EXPENSES:
Investment advisory
 fees...................        16,993         59,493      200,885       189,694       177,635
Administration fees.....         8,404         15,952       39,847        37,603        28,310
Custodian and accounting
 fees...................         7,920         10,940       10,189        10,265        43,139
Legal and audit fees....         4,714          9,952       20,219        16,448        18,994
Organization costs......         1,999          1,998        1,999         1,999         2,460
Registration and filing
 fees...................           --              98          220           115           --
Trustees' fees and
 expenses...............         1,152          2,514        5,448         4,505         5,799
Printing costs..........           722          1,571        3,143         2,619         1,594
Other...................           942            990        1,805         1,715         5,294
                              --------      ---------  -----------    ----------    ----------
  Total Expenses........        42,846        103,508      283,755       264,963       283,225
                              --------      ---------  -----------    ----------    ----------
Net Investment Income
 (loss).................       183,779        426,491     (145,500)     (201,060)      (48,967)
                              --------      ---------  -----------    ----------    ----------
REALIZED/UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss)
 from investment
 transactions and
 foreign currency
 transactions...........           --         (42,409)   4,807,708     2,859,204       328,532
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....           --        (172,949)  (1,870,062)    1,792,987     1,720,693
                              --------      ---------  -----------    ----------    ----------
Net realized/unrealized
 gain (loss) from
 investments............           --        (215,358)   2,937,646     4,652,191     2,049,225
                              --------      ---------  -----------    ----------    ----------
Change in net assets
 resulting from
 operations.............      $183,779      $ 211,133  $ 2,792,146    $4,451,131    $2,000,258
                              ========      =========  ===========    ==========    ==========

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

--------------------------------------------------------------------------------
Parkstone Advantage Fund

                           PRIME OBLIGATIONS FUND           BOND FUND                EQUITY FUND
                          ------------------------- ------------------------- --------------------------
                           YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                          DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                              1996         1995         1996         1995         1996          1995
                          ------------ ------------ ------------ ------------ ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................   $  183,779   $  103,053   $  426,491   $  293,773  $  (145,500)  $  (100,646)
 Net realized gain
  (loss) from investment
  transactions..........          --           --       (42,409)     146,496    4,807,708       (49,250)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........          --           --      (172,949)     405,198   (1,870,062)    3,117,505
                           ----------   ----------   ----------   ----------  -----------   -----------
Change in net assets
 resulting
 from operations........      183,779      103,053      211,133      845,467    2,792,146     2,967,609
                           ----------   ----------   ----------   ----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment
  income................     (183,779)    (103,053)    (284,420)    (239,024)         --            --
                           ----------   ----------   ----------   ----------  -----------   -----------
Change in net assets
 from shareholder
 distributions..........     (183,779)   (103,053)     (284,420)    (239,024)         --            --
                           ----------   ----------   ----------   ----------  -----------   -----------

CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    5,468,338      887,490    3,655,094    1,877,770    8,192,553     4,255,436
 Dividends reinvested...      189,429      103,053      284,420      239,024          --            --
 Cost of shares
  redeemed..............   (5,023,478)    (277,620)    (870,038)    (616,153)  (1,921,241)   (1,340,930)
                           ----------   ----------   ----------   ----------  -----------   -----------
Change in net assets
 from shares
 transactions...........      634,289      712,923    3,069,476    1,500,641    6,271,312     2,914,506
                           ----------   ----------   ----------   ----------  -----------   -----------
Change in net assets....      634,289      712,923    2,996,189    2,107,084    9,063,458     5,882,115

NET ASSETS:
 Beginning of period....    2,944,914    2,231,991    6,758,241    4,651,157   14,977,130     9,095,015
                           ----------   ----------   ----------   ----------  -----------   -----------
 End of period..........   $3,579,203   $2,944,914   $9,754,430   $6,758,241  $24,040,588   $14,977,130
                           ==========   ==========   ==========   ==========  ===========   ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

--------------------------------------------------------------------------------
Parkstone Advantage Fund

                                       SMALL                   INTERNATIONAL
                                CAPITALIZATION FUND           DISCOVERY FUND
                             --------------------------  --------------------------
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                 1996          1995          1996          1995
                             ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income
   (loss).................   $  (201,060)  $  (128,655)  $   (48,967)  $   (40,889)
 Net realized gain (loss)
  from investment
  transactions and
  foreign currency
  transactions............     2,859,204       383,283       328,532       (36,636)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities
  in foreign currencies...     1,792,987     2,767,881     1,720,693     1,051,011
                             -----------   -----------   -----------   -----------
Change in net assets
 resulting from operations.    4,451,131     3,022,509     2,000,258       973,486
                             -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 In excess of net
  investment income.......           --            --        (52,625)          --
 From net realized gains
  from investment
  transactions............    (2,544,355)          --            --            --
                             -----------   -----------   -----------   -----------
Change in net assets from
 shareholder distributions.   (2,544,355)          --        (52,625)          --
                             -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................     8,508,014     3,811,173     4,585,372     2,078,118
 Dividends reinvested.....     2,544,355           --         52,625           --
 Cost of shares redeemed..    (1,736,482)   (1,037,565)   (1,230,083)     (943,423)
                             -----------   -----------   -----------   -----------
Change in net assets from
 shares transactions......     9,315,887     2,773,608     3,407,914     1,134,695
                             -----------   -----------   -----------   -----------
Change in net assets......    11,222,663     5,796,117     5,355,547     2,108,181
NET ASSETS:
 Beginning of period......    13,272,561     7,476,444    11,645,200     9,537,019
                             -----------   -----------   -----------   -----------
 End of period............   $24,495,224   $13,272,561   $17,000,747   $11,645,200
                             ===========   ===========   ===========   ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Prime Obligations Fund

 SHARES OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- --------------------------------------------------------   ----------
 COMMERCIAL PAPER (54.1%):
 Consumer Goods & Services (3.5%):
 $125,000  American Brands, 5.36%, 1/15/97.........................   $  124,739
                                                                      ----------
 Diversified (2.8%):
  100,000  Toshiba America, Inc., 5.32%, 3/17/97...................       98,892
                                                                      ----------
 Electric Utility (2.8%):
  100,000  National Rural Utilities, 5.70%, 1/21/97................       99,683
                                                                      ----------
 Electrical & Electronic (2.8%):
  100,000  Avnet, Inc., 5.40%, 1/31/97.............................       99,550
                                                                      ----------
 Finance & Brokerage (2.6%):
  100,000  Merrill Lynch & Co., 5.30%, 4/18/97.....................       98,425
                                                                      ----------
 Financial & Insurance (16.0%):
  100,000  AIG Funding, 5.53%, 1/31/97.............................       99,539
  125,000  Ford Motor Credit Corp., 5.32%, 1/21/97.................      124,631
  100,000  General Electric Capital Corp., 5.40%, 1/23/97..........       99,670
  125,000  General Motors Acceptance Corp., 5.40%, 4/7/97..........      123,190
  125,000  Island Finance, 5.35%, 1/29/97..........................      124,480
                                                                      ----------
                                                                         571,510
                                                                      ----------
 Foreign Banking & Financial Services (15.2%):
  125,000  ANZ Delaware, 5.34%, 4/16/97............................      123,053
  100,000  Bank of Scotland, 5.31%, 2/25/97........................       99,189
  100,000  Eksportfinans, 5.30%, 2/10/97...........................       99,411
  125,000  Nordbanken, 5.53%, 1/2/97...............................      124,981
  100,000  Societe Generale NA, 5.32%, 4/28/97.....................       98,278
                                                                      ----------
                                                                         544,912
                                                                      ----------
 Education & Research (2.8%):
  100,000  Massachusetts College of Pharmacy, 5.36%, 3/6/97........       99,047
                                                                      ----------

 SHARES OR
 PRINCIPAL                         SECURITY                          AMORTIZED
  AMOUNT                         DESCRIPTION                            COST
 --------- -------------------------------------------------------   ----------
 COMMERCIAL PAPER, CONTINUED:
 Trading (5.6%):
 $100,000  Mitsubishi International, 5.50%, 1/21/97...............   $   99,694
  100,000  Mitsui & Co., 5.32%, 2/7/97............................       99,453
                                                                     ----------
                                                                        199,147
                                                                     ----------
  Total Commercial Paper                                              1,935,905
                                                                     ----------
 U.S. TREASURY BILLS (8.3%):
  100,000  4.86%, 2/6/97..........................................       99,511
  200,000  5.16%, 2/27/97.........................................      198,366
                                                                     ----------
  Total U.S. Treasury Bills                                             297,877
                                                                     ----------
 MONEY MARKET FUNDS (9.8%):
  174,359  Federated Prime Money Market...........................      174,359
  177,725  Provident Fund Money Market............................      177,725
                                                                     ----------
  Total Money Market Funds                                              352,084
                                                                     ----------
  Total Investments, at value                                         2,585,866
                                                                     ----------
 REPURCHASE AGREEMENTS (27.7%):
 $495,000  Lehman Brothers, 7.11%, 1/2/97, dated 12/31/96
            (Collateralized by $1,540,000 Federal Home Loan
            Mortgage Corp., 6.50%, 6/15/22, market value-
            $505,845).............................................      495,000
  495,000  Goldman Sachs, 6.90%, 1/2/97, dated 12/31/96
            (Collateralized by $530,962 Federal National Mortgage
            Assoc., 7.00%, 2/1/26, market value--$504,900)........      495,000
                                                                     ----------
  Total Repurchase Agreements                                           990,000
                                                                     ----------
  Total Investments (99.9%) (Cost--$3,575,866)(a)                    $3,575,866
                                                                     ==========

-------
Percentages indicated are based on net assets of $3,579,203.
(a) Cost for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Bond Fund

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 ASSET BACKED BONDS (9.2%):
 $150,000  Discover Card Master Trust, 6.05%, 8/18/08..............   $  142,239
  300,000  Ford Credit Auto Lease Trust, 5.80%, 5/15/99............      298,452
  100,000  Green Tree Financial Corp., 6.90%, 4/15/19..............      101,706
  105,244  Green Tree Financial Corp., 5.90%, 1/15/21..............      105,349
   99,009  Sasco, 7.50%, 8/25/26...................................       99,564
  150,000  Sears Credit Account Master Trust, 6.50%, 11/15/99......      152,325
                                                                      ----------
  Total Asset Backed Bonds                                               899,635
                                                                      ----------
 COLLATERALIZED MORTGAGE OBLIGATION (1.4%):
  150,000  Lehman FHA Title I Loan Trust, 6.78%, 3/25/08...........      150,726
                                                                      ----------
 CORPORATE BONDS (30.3%):
 Banking (4.8%):
  300,000  National Bank of Canada, 8.13%, 8/15/04.................      318,375
  150,000  Norwest Corp., 6.75%, 10/1/06...........................      148,125
                                                                      ----------
                                                                         466,500
                                                                      ----------
 Consumer Goods & Services (2.0%):
  200,000  Nike, Inc., 6.38% 12/1/03...............................      196,250
                                                                      ----------
 Finance (2.3%):
  225,000  Associates Corp., 6.75%, 7/15/01........................      226,125
                                                                      ----------
 Financial Services (10.4%):
  150,000  CIT Group Holdings, 6.75%, 5/14/01......................      150,750
  125,000  General Electric Capital Corp., 7.62%, 5/8/00...........      129,219
  130,000  General Motors Acceptance Corp.,
            7.13%, 5/1/03..........................................      131,950
  300,000  MBNA Capital, 8.28%, 12/1/26............................      299,688
  300,000  Service Corp. International, 6.75%, 6/1/01..............      298,500
                                                                      ----------
                                                                       1,010,107
                                                                      ----------
 Governments Foreign (2.6%):
  240,000  Province of Ontario, 8.00%, 10/17/01....................      254,100
                                                                      ----------
 Healthcare Products (2.6%):
  250,000  Allegiance Corp., 7.00%, 10/15/26.......................      252,813
                                                                      ----------

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 CORPORATE BONDS, CONTINUED:
 Industrial Goods & Services (2.0%):
 $200,000  Coca-Cola Enterprises, 6.95%,
            11/15/26...............................................   $  190,750
                                                                      ----------
 Oil & Gas Exploration Products & Service (2.6%):
  250,000  Union Pacific Resources, 7.50%, 10/15/26................      254,375
                                                                      ----------
 Telecommunications (1.0%):
  100,000  US West Communications, 6.13%, 11/21/00.................       97,507
                                                                      ----------
  Total Corporate Bonds                                                2,948,527
                                                                      ----------
 GOVERNMENT AGENCIES (21.9%)
 Federal National Mortgage Assoc.:
  100,000  8.90%, 6/12/00..........................................      107,835
  173,137  8.00%, 11/1/23..........................................      176,600
 Government National Mortgage Assoc.:
  373,887  8.50%, 6/15/17..........................................      386,307
  234,085  6.50%, 9/15/23..........................................      224,031
  402,703  7.00%, 12/15/23.........................................      395,422
  840,879  7.50%, 8/15/25..........................................      844,293
                                                                      ----------
  Total Government Agencies                                            2,134,488
                                                                      ----------
 MEDIUM TERM NOTES (2.5%):
 Insurance (2.5%):
  250,000  Beneficial Corp., 6.35%, 12/3/01........................      246,250
                                                                      ----------
  Total Medium Term Notes                                                246,250
                                                                      ----------
 U.S. TREASURY NOTES (24.2%):
  500,000  6.00%, 11/30/97.........................................      501,145
  100,000  5.25%, 12/31/97.........................................       99,644
  115,000  5.13%, 2/28/98..........................................      114,248
  915,000  5.50%, 11/15/98.........................................      908,842
  500,000  5.63%, 2/28/01..........................................      490,080
   80,000  6.25%, 2/15/03..........................................       79,943
   50,000  5.88%, 2/15/04..........................................       48,676
  120,000  6.50%, 10/15/06.........................................      120,600
                                                                      ----------
  Total U.S. Treasury Notes                                            2,363,178
                                                                      ----------
 U.S. TREASURY BONDS (6.5%):
  625,000  6.75%, 8/15/26..........................................      630,150
                                                                      ----------
  Total U.S. Treasury Bonds                                              630,150
                                                                      ----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Bond Fund

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 MONEY MARKET FUNDS (2.9%)
  238,387  Federated Prime Money Market............................   $  238,387
   40,000  Provident Fund Money Market.............................       40,000
                                                                      ----------
  Total Money Market Funds                                               278,387
                                                                      ----------
  Total Investments (98.9%) (Cost--$9,612,668)(a)                     $9,651,341
                                                                      ==========

-------
Percentages indicated are based on net assets of $9,754,430.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $77,011
         Unrealized depreciation....................................... (38,338)
                                                                        -------
         Net unrealized appreciation................................... $38,673
                                                                        =======

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Equity Fund

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (89.1%):
 Banking & Finance (10.9%):
    16,650 Concord EFS, Inc. (b)..................................   $   470,362
     9,200 Credit Acceptance Corp. (b)............................       216,200
     6,600 Finova Group, Inc......................................       424,050
     8,600 First USA, Inc.........................................       297,775
    15,000 Green Tree Financial Corp..............................       579,375
     7,700 MBNA Corp..............................................       319,550
    11,600 The Money Store, Inc...................................       320,450
                                                                     -----------
                                                                       2,627,762
                                                                     -----------
 Business Services (4.8%):
     8,750 Ceridian Corp. (b).....................................       354,375
     5,600 Cintas Corp............................................       329,000
     9,325 Paychex, Inc...........................................       479,655
                                                                     -----------
                                                                       1,163,030
                                                                     -----------
 Commercial Services (0.8%):
     5,950 Stewart Enterprises....................................       202,300
                                                                     -----------
 Computer-Hardware (1.8%):
    13,000 FORE Systems, Inc. (b).................................       427,375
                                                                     -----------
 Computer-Software & Peripherals (19.0%):
     9,500 Baan Co. N.V. (b)......................................       330,125
     9,100 BMC Software, Inc. (b).................................       376,513
     7,900 Cadence Design System, Inc. (b)........................       314,025
     8,100 Cambridge Technology Partners,
            Inc. (b)..............................................       271,856
     2,700 CBT Group (b)..........................................       146,475
     5,400 Computer Science Corp. (b).............................       443,475
     5,100 Electronic Arts, Inc. (b)..............................       152,681
    14,375 McAfee Associates, Inc. (b)............................       632,500
     4,800 Objective Systems Intergrator (b)......................       114,600
    12,500 Parametric Technology Corp. (b)........................       642,188
    12,800 Peoplesoft, Inc. (b)...................................       613,600
     4,415 Pure Atria Corp. (b)...................................       109,271
     2,400 Shiva Corp. (b)........................................        83,700
     8,600 Sunguard Data Systems, Inc. (b)........................       339,700
                                                                     -----------
                                                                       4,570,709
                                                                     -----------
 Correctional Facilities (1.3%):
    10,000 Corrections Corp. of America (b).......................       306,250
                                                                     -----------
 Data Processing & Reproduction (2.4%):
    10,400 Fiserv, Inc. (b).......................................       382,200
     7,600 Reynolds & Reynolds Co.................................       197,600
                                                                     -----------
                                                                         579,800
                                                                     -----------
 Electrical & Electronic (1.5%):
     3,500 Analog Devices Corp. (b)...............................       118,563
     7,000 Molex, Inc.............................................       249,375
                                                                     -----------
                                                                         367,938
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Entertainment (0.7%):
     4,600 Circus Circus Enterprises (b)..........................   $   158,125
                                                                     -----------
 Environmental Services (1.0%):
     7,000 United Waste Systems, Inc. (b).........................       240,625
                                                                     -----------
 Food Wholesaling (1.3%):
    13,300 Richfood Holdings, Inc.................................       322,525
                                                                     -----------
 Funeral Services (2.6%):
    22,600 Service Corp. International............................       632,800
                                                                     -----------
 Health Care (4.7%):
    15,250 Health Management Associates,
            Inc. (b)..............................................       343,125
    16,800 HEALTHSOUTH Corp. (b)..................................       648,900
     3,200 Steris Corp. (b).......................................       139,200
                                                                     -----------
                                                                       1,131,225
                                                                     -----------
 Hotels & Lodging (4.7%):
    14,300 Hospitality Franchise Systems (b)......................       854,425
     7,400 Sun International Hotel (b)............................       270,100
                                                                     -----------
                                                                       1,124,525
                                                                     -----------
 Industrial Goods & Equipment (1.2%):
     7,700 MSC Industrial Direct (b)..............................       284,900
                                                                     -----------
 Insurance (3.3%):
     7,000 HCC Insurance Holdings, Inc............................       168,000
    14,100 SunAmerica, Inc........................................       625,688
                                                                     -----------
                                                                         793,688
                                                                     -----------
 Manufacturing--Consumer Goods (1.3%):
    10,100 Newell Co..............................................       318,150
                                                                     -----------
 Medical Equipment & Supplies (4.6%):
     7,300 IDEXX Laboratories, Inc. (b)...........................       262,800
    18,800 Omnicare, Inc..........................................       603,950
     8,150 PhyCor, Inc. (b).......................................       231,256
                                                                     -----------
                                                                       1,098,006
                                                                     -----------
 Office Equipment & Services (3.8%):
     5,100 Alco Standard Corp.....................................       263,288
     7,600 US Office Products Co. (b).............................       259,350
    14,700 Viking Office Products, Inc. (b).......................       392,306
                                                                     -----------
                                                                         914,944
                                                                     -----------
 Pharmaceuticals (3.0%):
     4,800 Biogen, Inc. (b).......................................       186,000
     7,000 Dura Pharmaceuticals, Inc. (b).........................       334,250
     2,900 Quintiles Transnational Corp. (b)......................       192,125
                                                                     -----------
                                                                         712,375
                                                                     -----------
 Resorts & Entertainment (1.6%):
    11,450 Carnival Cruise Lines..................................       377,850
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Equity Fund

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Retail Stores (5.5%):
     2,800 Abercrombie & Fitch Co. (b)............................   $    46,200
     9,625 Consolidated Stores (b)................................       309,203
     4,800 Nine West Group, Inc. (b)..............................       222,600
    22,500 PETsMART, Inc. (b).....................................       492,188
     8,900 Saks Holdings, Inc. (b)................................       240,300
                                                                     -----------
                                                                       1,310,491
                                                                     -----------
 Telecommunications (0.9%):
    21,500 CanWest Global Communications Corp.....................       220,375
                                                                     -----------
 Telecommunications--Services & Equipment (3.8%):
     4,400 Excel Communications, Inc. (b).........................        92,400
    12,600 LCI International, Inc. (b)............................       270,900

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Telecommunications--Services & Equipment, continued:
     9,900 Tellabs, Inc. (b)......................................   $   372,487
     8,200 West TeleServices Corp. (b)............................       186,550
                                                                     -----------
                                                                         922,337
                                                                     -----------
 Wholesale Distribution--Pharmaceuticals (2.6%):
    10,650 Cardinal Health, Inc...................................       620,362
                                                                     -----------
  Total Common Stocks                                                 21,428,467
                                                                     -----------
 MONEY MARKET FUNDS (9.8%):
 1,170,816 Federated Prime Money Market...........................     1,170,815
 1,170,000 Provident Fund Money Market............................     1,170,000
                                                                     -----------
  Total Money Market Funds                                             2,340,815
                                                                     -----------
  Total Investments (98.9%) (Cost--$22,064,028)(a)                   $23,769,282
                                                                     ===========

-------
Percentages indicated are based on net assets of $24,040,588.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation................................... $ 2,869,765
         Unrealized depreciation...................................  (1,164,511)
                                                                    -----------
         Net unrealized appreciation............................... $ 1,705,254
                                                                    ===========

(b) Represents non-income producing securities.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Small Capitalization Fund

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (94.1%):
 Advertising (1.4%):
  12,188 Ha-Lo Industries, Inc. (b)...............................   $   335,156
                                                                     -----------
 Automotive Parts & Equipment (1.8%):
  22,200 Miller Industries, Inc. (b)..............................       444,000
                                                                     -----------
 Business Services (8.9%):
   4,600 Access Health, Inc. (b)..................................       205,849
  25,275 Concord EFS, Inc. (b)....................................       714,019
   6,300 Desktop Data, Inc. (b)...................................       121,275
  15,200 Employee Solutions (b)...................................       311,600
   6,700 Intelliquest Information Group, Inc. (b).................       152,425
   7,100 International Telecomm Data System (b)...................       172,175
   6,300 MedQuist, Inc. (b).......................................       155,925
  13,350 Payment Services, Inc. (b)...............................       233,625
   6,100 Physician Support Systems (b)............................       117,425
                                                                     -----------
                                                                       2,184,318
                                                                     -----------
 Computer-Software & Peripherals (11.9%):
   4,500 Aspen Technologies (b)...................................       361,125
  16,250 Cambridge Technology Partners, Inc. (b)..................       545,391
   7,600 INSO Corp. (b)...........................................       302,100
   6,500 JDA Software Group, Inc. (b).............................       185,250
   4,650 Project Software & Development, Inc. (b).................       197,044
  17,600 SystemSoft Corp. (b).....................................       261,800
   5,500 Unison Software, Inc. (b)................................       147,125
   7,500 Veritas Software Corp. (b)...............................       373,125
   6,700 VIASOFT, Inc. (b)........................................       316,575
   4,900 Visio Corp. (b)..........................................       242,550
                                                                     -----------
                                                                       2,932,085
                                                                     -----------
 Consumer Goods & Services (4.9%):
   6,100 DVI, Inc. (b)............................................        79,300
   6,100 First Alliance Corp. (b).................................       184,525
   6,500 Photronics, Inc. (b).....................................       177,125
   4,300 Registry, Inc. (b).......................................       198,338
   4,000 Suburban Lodges of America (b)...........................        64,000
   6,100 Urocor, Inc. (b).........................................        58,331
   7,400 Verilink Corp. (b).......................................       246,050
   8,700 Whole Foods Market, Inc. (b).............................       195,750
                                                                     -----------
                                                                       1,203,419
                                                                     -----------
 Correctional Facilities (1.0%):
  12,700 Wackenhut Corrections Corp. (b)..........................       254,000
                                                                     -----------
 Data Processing & Reproduction (0.8%):
   5,700 FYI, Inc. (b)............................................       118,988
   2,400 Pegasystems (b)..........................................        72,300
                                                                     -----------
                                                                         191,288
                                                                     -----------
 Education (1.7%):
  14,500 Sylvan Learning Systems, Inc. (b)........................       413,250
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Electrical & Electronic (4.8%):
   4,100 ACT Manufacturing (b)....................................   $   108,138
  14,250 Actel Corp. (b)..........................................       338,437
   6,800 Advanced Lighting Technologies (b).......................       164,900
   5,700 Checkpoint Systems, Inc. (b).............................       141,075
   6,500 Chicago Miniature Lamp (b)...............................       269,750
   5,100 Flextronics International Ltd. (b).......................       141,525
                                                                     -----------
                                                                       1,163,825
                                                                     -----------
 Entertainment (2.1%):
  16,762 Regal Cinemas, Inc. (b)..................................       515,432
                                                                     -----------
 Financial Services (8.1%):
   4,425 Aames Financial Corp.....................................       158,747
   7,300 Central Financial Acceptance Corp. (b)...................       146,000
  28,450 Credit Acceptance Corp. (b)..............................       668,575
  25,914 Imperial Credit Industries, Inc. (b).....................       544,194
   7,100 Metris Cos., Inc. (b)....................................       170,400
   9,250 Oxford Resources Corp., Class A (b)......................       285,594
                                                                     -----------
                                                                       1,973,510
                                                                     -----------
 Funeral Services (0.8%):
   9,900 Equity Corp. International (b)...........................       198,000
                                                                     -----------
 Health Care (5.2%):
   4,100 NCS Healthcare, Inc., Class A (b)........................       119,412
  10,300 OccuSystems, Inc. (b)....................................       278,100
  30,600 Orthodontic Centers of America, Inc. (b).................       489,600
  10,550 Total Renal Care Holdings, Inc. (b)......................       382,438
                                                                     -----------
                                                                       1,269,550
                                                                     -----------
 Household Products (1.3%):
   7,600 U.S.A. Detergents, Inc. (b)..............................       316,350
                                                                     -----------
 Insurance (1.1%):
  10,600 Amerin Corp. (b).........................................       272,950
                                                                     -----------
 Machinery & Equipment (0.7%):
   5,900 Rental Service Corp. (b).................................       162,250
                                                                     -----------
 Medical Equipment & Supplies (8.5%):
   8,250 ESC Medical Systems (b)..................................       210,375
  11,800 Henry Schein, Inc. (b)...................................       405,624
  22,200 Omnicare, Inc............................................       713,175
  13,475 PhyCor, Inc. (b).........................................       382,353
   7,500 Serologicals Corp. (b)...................................       265,312
  13,300 UroHealth Systems, Inc. (b)..............................       106,400
                                                                     -----------
                                                                       2,083,239
                                                                     -----------
 Pharmaceuticals (7.6%):
   7,100 American Medserve Corp. (b)..............................       110,050
  19,000 Dura Pharmaceuticals, Inc. (b)...........................       907,250
   7,175 Jones Medical Industries, Inc............................       262,784

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
Small Capitalization Fund

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
    5,550 Parexel International Corp. (b).........................   $   286,519
    4,600 Quintiles Transnational Corp. (b).......................       304,750
                                                                     -----------
                                                                       1,871,353
                                                                     -----------
 Records Management (1.1%):
    8,700 Iron Mountain, Inc. (b).................................       263,175
                                                                     -----------
 Restaurants (1.3%):
   14,450 Landry's Seafood Restaurants (b)........................       308,869
                                                                     -----------
 Retail Stores & Mail Order (8.0%):
    6,550 CDW Computer Center, Inc. (b)...........................       388,497
   12,125 Just for Feet, Inc. (b).................................       318,281
   10,750 Men's Wearhouse, Inc. (b)...............................       263,375
   11,275 Petco Animal Supplies, Inc. (b).........................       233,956
   10,600 Renter's Choice, Inc. (b)...............................       153,700
   10,150 Rexall Sundown, Inc. (b)................................       275,953
   11,700 West Marine, Inc. (b)...................................       330,525
                                                                     -----------
                                                                       1,964,287
                                                                     -----------
 Technology (2.9%):
   12,400 Sanmina Corp. (b).......................................       700,600
                                                                     -----------
 Telecommunications (4.2%):
    8,200 Harmonic Lightwaves, Inc. (b)...........................       126,075
    7,700 LCI International, Inc. (b).............................       165,550

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Telecommunications, continued:
   6,300 Pacific Gateway Exchange, Inc. (b).......................   $   229,950
  21,900 Telco Communications Group (b)...........................       383,250
  11,400 Transaction Network Services (b).........................       131,100
                                                                     -----------
                                                                       1,035,925
                                                                     -----------
 Telecommunications--Service & Equipment (1.7%):
  14,400 DSP Communications, Inc. (b).............................       279,000
  12,700 Larscom, Inc. (b)........................................       144,463
                                                                     -----------
                                                                         423,463
                                                                     -----------
 Wholesale Distribution (2.3%):
   6,900 Barnett, Inc. (b)........................................       188,025
  13,200 Brightpoint, Inc. (b)....................................       392,700
                                                                     -----------
                                                                         580,725
                                                                     -----------
  Total Common Stock                                                  23,061,019
                                                                     -----------
 MONEY MARKET FUNDS (5.8%):
 893,933 Federated Prime Money Market.............................       893,933
 535,000 Provident Fund Money Market..............................       535,000
                                                                     -----------
  Total Money Market Funds                                             1,428,933
                                                                     -----------
  Total Investments (99.9%) (Cost-$18,468,751)(a)                    $24,489,952
                                                                     ===========

-------
Percentages indicated are based on net assets of $24,495,224.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $6,981,960
         Unrealized depreciation....................................   (960,759)
                                                                     ----------
         Net unrealized appreciation................................ $6,021,201
                                                                     ==========

(b) Represents non-income producing securities.

See notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
International Discovery Fund

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCK (86.6%):
 Australia (2.2%):
  25,000 CSL Ltd..................................................   $   118,146
  60,000 Foster's Brewing Group Ltd...............................       121,521
  16,933 Smith (Howard) Ltd.......................................       139,198
                                                                     -----------
                                                                         378,865
                                                                     -----------
 Belgium (1.6%):
     600 COLRUYT SA...............................................       274,835
                                                                     -----------
 Canada (3.5%):
  11,000 Bombardier, Inc., Class B................................       203,042
  12,000 CAE, Inc.................................................        90,614
   7,500 Canadian Natural Resources Ltd. (b)......................       205,741
   3,500 Cinram Ltd...............................................        95,757
                                                                     -----------
                                                                         595,154
                                                                     -----------
 Denmark (1.4%):
   4,000 Danisco A/S..............................................       242,757
                                                                     -----------
 Finland (1.2%):
   1,700 Huhtamaki Group..........................................        78,932
   2,000 Stockmann AB, Class B....................................       119,332
                                                                     -----------
                                                                         198,264
                                                                     -----------
 France (6.5%):
     520 Altran Technologies SA...................................       166,741
   1,100 Clarins..................................................       161,020
     900 Hermes International.....................................       249,291
   2,400 Sidel SA.................................................       164,809
   2,220 Societe BIC SA...........................................       332,227
   1,100 St Dupont (b)............................................        37,240
                                                                     -----------
                                                                       1,111,328
                                                                     -----------
 Germany (4.0%):
   2,700 Adidas AG................................................       233,014
     525 Mannesmann AG............................................       225,587
   2,700 Schering AG..............................................       227,583
                                                                     -----------
                                                                         686,184
                                                                     -----------
 Hong Kong (3.1%):
  18,000 Henderson Land Development
          Company Ltd.............................................       181,513
 109,000 Hong Kong and China Gas
          Company Ltd.............................................       210,672
  10,500 Sun Hung Kai Properties Ltd..............................       128,620
                                                                     -----------
                                                                         520,805
                                                                     -----------
 Indonesia (0.9%):
  85,619 PT Bank International Indonesia..........................        79,730
  13,000 PT Hanjaya Mandala Sampoerna.............................        69,333
                                                                     -----------
                                                                         149,063
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Italy (0.5%):
   4,000 Bulgari SPA..............................................   $    81,026
                                                                     -----------
 Japan (20.7%):
   1,000 Autobacs Seven Company Ltd...............................        70,561
   8,000 Canon, Inc...............................................       176,445
  14,000 Daiichi Pharmaceutical Company...........................       224,347
  20,000 Denki Kogyo Company Ltd..................................       149,910
   4,300 Hirose Electric..........................................       248,583
   2,200 Keyence Corporation......................................       271,043
   3,900 Matsumotokiyoshi.........................................       127,681
  22,000 Matsushita Electric Works................................       188,972
  35,000 Mitsubishi Heavy Industries Company Ltd..................       277,419
  13,000 NEC Corporation..........................................       156,802
   2,000 Nichii Gakkan Company....................................        99,595
   2,000 PCA Corporation..........................................        65,478
   5,000 Rohm Company.............................................       327,389
   3,000 Secom....................................................       181,184
   5,700 Sho-Bond Corporation.....................................       153,218
  18,000 Takasago International...................................       101,732
  18,000 Takeda Chemical Industries...............................       376,841
   5,000 TDK Corporation..........................................       325,235
                                                                     -----------
                                                                       3,522,435
                                                                     -----------
 Malaysia (2.5%):
  50,000 Sungei Way Holdings Bhd..................................       148,485
  31,000 United Engineers (Malaysia) Ltd..........................       279,865
                                                                     -----------
                                                                         428,350
                                                                     -----------
 Mexico (1.7%):
  42,000 Fomento Economico Mexicano SA
          de CV, Class B..........................................       142,987
  12,000 Grupo Carso SA de CV, series A1..........................        62,500
  65,000 Grupo Industrial Maseca SA de CV,
          Class B.................................................        81,745
                                                                     -----------
                                                                         287,232
                                                                     -----------
 Netherlands (6.2%):
   2,170 Ahrend Groep NV..........................................       120,811
  10,500 Elsevier NV..............................................       177,252
   2,300 Hagemeyer NV.............................................       183,629
   3,100 Oce-Van Der Grinten NV...................................       336,213
   1,776 Wolters Kluwer NV........................................       235,638
                                                                     -----------
                                                                       1,053,543
                                                                     -----------
 New Zealand (1.5%):
  35,000 Fernz Corporation Ltd....................................       119,934
  33,637 Fisher & Paykel Industries Ltd...........................       131,900
                                                                     -----------
                                                                         251,834
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
International Discovery Fund

                                 SECURITY                             MARKET
 SHARES                         DESCRIPTION                            VALUE
 ------- --------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Norway (2.1%):
   4,200 Nera ASA................................................   $   181,540
   9,000 Schibsted ASA...........................................       165,612
                                                                    -----------
                                                                        347,152
                                                                    -----------
 Philippines (0.5%):
 172,500 C&P Homes, Inc..........................................        88,546
                                                                    -----------
 Portugal (0.6%):
   5,865 UNICER-Uniao Cervejeira SA..............................       101,396
                                                                    -----------
 Singapore (0.5%):
  33,000 Singapore Technologies Industrial Corporation...........        82,570
                                                                    -----------
 Spain (1.0%):
  19,000 Prosegur, Cia de Seguridad SA, Registered...............       175,283
                                                                    -----------
 Sweden (1.1%):
   7,000 Sandvik AB, Class B.....................................       189,660
                                                                    -----------
 Switzerland (2.8%):
      30 Roche Holding AG........................................       232,699
     100 SGS Societe Generale de Surveillance Holding SA, Class
          B......................................................       245,025
                                                                    -----------
                                                                        477,724
                                                                    -----------
 United Kingdom (12.8%):
  12,000 Argos Plc...............................................       157,816
  24,000 Compass Group Plc.......................................       253,615
  84,000 Halma Plc...............................................       272,405
  20,500 Logica Plc..............................................       322,225
  62,000 Polypipe Plc............................................       246,153
  30,000 Powerscreen International Plc...........................       290,065
  33,000 Rentokil Initial Plc....................................       247,916
  12,000 Siebe Plc...............................................       222,606
  28,000 TT Group Plc............................................       162,197
                                                                    -----------
                                                                      2,174,998
                                                                    -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 United States (7.7%):
   2,200 Cia de Telecomunicaciones de Chile SA (ADR)..............   $   222,475
   3,399 Korea Mobile Telecommunications (GDR)....................        43,762
   3,600 Newbridge Networks Corporation (b).......................       101,700
   1,800 Oy Nokia AB, Class A (ADR)...............................       103,725
   9,000 Portugal Telecom SA (ADR)................................       254,250
   3,000 Telecommunicacoes Brasileiras
          S/A-Telebras (ADR)......................................       229,500
   3,600 Teva Pharmaceutical Industries Ltd. (ADR)................       180,900
   7,000 YPF Sociedad Anonima (ADR)...............................       176,750
                                                                     -----------
                                                                       1,313,062
                                                                     -----------
  Total Common Stock                                                  14,732,066
                                                                     -----------
 PREFERRED STOCK (1.7%):
 Australia (0.6%):
  36,183 Village Roadshow, Ltd....................................        98,286
                                                                     -----------
 Germany (1.1%):
   1,300 SAP AG...................................................       178,664
                                                                     -----------
  Total Preferred Stock                                                  276,950
                                                                     -----------
 RIGHTS--FOREIGN STOCK (0.0%):
   5,000 Sungei Way Holdings Bhd..................................         5,939
                                                                     -----------
  Total Rights-Foreign Stock                                               5,939
                                                                     -----------
 MARKET MONEY FUNDS (4.3%):
 178,395 Highmark Dividend Money Market...........................       178,395
 300,000 Highmark United States Government........................       300,000
 250,000 Highmark United States Treasury..........................       250,000
                                                                     -----------
  Total Money Market Funds                                               728,395
                                                                     -----------
  Total Investments (92.6%) (Cost--$12,819,524)(a)                   $15,743,350
                                                                     ===========

INVESTMENT CONCENTRATION
At December 31, 1996, International Discovery Fund's investment concentration, by industry, was as follows:

         Basic Industries................................................. 12.8%
         Conglomerates....................................................  4.3%
         Consumer Goods & Services........................................ 15.6%
         Electrical and Electronics....................................... 11.2%
         Energy...........................................................  3.5%
         Engineering......................................................  6.4%
         Financial & Business Services....................................  9.2%
         Health Care......................................................  8.0%
         Retailing........................................................  2.7%
         Telecommunications...............................................  9.2%
         Other............................................................ 17.1%
                                                                           ----
         Total............................................................  100%
                                                                           ====

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
International Discovery Fund
-------
Percentages indicated are based on net assets of $17,000,747.
(a) Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $3,056,964
         Unrealized depreciation....................................   (133,138)
                                                                     ----------
         Net unrealized appreciation................................ $2,923,826
                                                                     ==========

(b) Represents non-income producing security.

ADR (American Depository receipt)
GDR (Global Despository receipt)

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996

1. ORGANIZATION:

 The Parkstone Advantage Funds (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

 The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Prime Obligations Fund, Bond Fund, Equity Fund, Small Capitalization Fund and International Discovery Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Fund may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies"). As of December 31, 1996, the only Participating Insurance Company is Security Benefit Life Insurance Company.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the Prime Obligation Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common and preferred stocks, corporate bonds, commercial paper and foreign government bonds and U.S. Government securities of the Bond Fund, Equity Fund, Small Capitalization Fund and International Discovery Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Market premium or discount is recognized on the sale or maturity of the security for the Bond Fund. Investments in foreign securities in the International Discovery Fund are valued based on quotations from the primary market in which they are traded. Investments in investment companies are valued at their net asset values as reported by such investment companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996

  Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investments securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchanges rates.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which First of America Investment Corporation (Investment Advisor for the Fund), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collaterally held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS:

  For the Prime Obligations Fund ("Money Market Fund"), dividends of net investment income are declared daily and paid monthly and distributable net realized capital gains are declared and distributed at least annually.

  Dividends from net investment income and distributable realized capital gains are declared and paid at least annually for the variable net asset value funds. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

  FEDERAL INCOME TAXES:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996

  sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets.

3. INVESTMENT RISKS:

 The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currency and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
  Bond Fund............................................ $30,311,737 $26,908,352
  Equity Fund..........................................  28,237,697  24,075,039
  Small Capitalization Fund............................  16,866,558  11,033,747
  International Discovery Fund.........................   9,112,748   6,148,917


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996

5. CAPITAL SHARE TRANSACTIONS:

                                   PRIME OBLIGATIONS             BOND
                                          FUND                   FUND
                                 -----------------------  -------------------
                                   AMOUNT       SHARES      AMOUNT    SHARES
                                 -----------  ----------  ----------  -------
  Year ended December 31, 1996:
    Shares sold................. $ 5,468,338   5,468,338  $3,655,094  356,077
    Dividends reinvested........     189,429     189,429     284,420   28,528
    Shares redeemed.............  (5,023,478) (5,023,478)   (870,038) (84,465)
                                 -----------  ----------  ----------  -------
    Net Increase (decrease)..... $   634,289     634,289  $3,069,476  300,140
                                 ===========  ==========  ==========  =======
  Year ended December 31, 1995:
    Shares sold................. $   887,490     887,490  $1,877,770  184,497
    Dividends reinvested........     103,053     103,053     239,024   23,713
    Shares redeemed.............    (277,620)   (277,620)   (616,153) (61,669)
                                 -----------  ----------  ----------  -------
    Net Increase (decrease)..... $   712,923     712,923  $1,500,641  146,541
                                 ===========  ==========  ==========  =======

                                  EQUITY          SMALL CAPITALIZATION    INTERNATIONAL DISCOVERY
                                   FUND                   FUND                      FUND
                           ---------------------  --------------------------------------------------
                             AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT        SHARES
                           -----------  --------  ------------  -----------------------  -----------
  Year ended December 31,
  1996:
    Shares sold........... $ 8,192,553   579,034  $  8,508,014   452,500  $   4,585,372     398,934
    Dividends reinvested..          --        --     2,544,355   140,962         52,625       4,568
    Shares redeemed.......  (1,921,241) (136,089)   (1,736,482)  (92,463)    (1,230,083)   (107,563)
                           -----------  --------  ------------  --------  -------------  ----------
    Net Increase
     (decrease)........... $ 6,271,312   442,945  $  9,315,887   500,999  $   3,407,914     295,939
                           ===========  ========  ============  ========  =============  ==========
  Year ended December 31,
  1995:
    Shares sold........... $ 4,255,436   383,085  $  3,811,173   277,228  $   2,078,118     205,557
    Shares redeemed.......  (1,340,930) (122,787)   (1,037,565)  (77,789)      (943,423)    (94,693)
                           -----------  --------  ------------  --------  -------------  ----------
    Net Increase
     (decrease)........... $ 2,914,506   260,298  $  2,773,608   199,439  $   1,134,695     110,864
                           ===========  ========  ============  ========  =============  ==========

6. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by First of America Investment Corp. Gulfstream Global Investors, LTD serves as the sub-advisor for the International Discovery Fund. Under the terms of the investment advisory agreement, First of America is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisor agreement, Gulfstream is entitled to receive fees from First of America Investment Corp. based on a percentage of the average daily net assets of the International Discovery Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1996
6. RELATED PARTY TRANSACTIONS, CONTINUED:

 BISYS, with whom certain officers and trustees of the Group are affiliated, serve the as Administrator. Such officers and trustees are paid no fees directly by the Group for serving as officers and trustees of the Group. Under the terms of the Management and Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS also serves as Distributor, Mutual Fund Accountant and Transfer Agent.

                              PRIME                        SMALL      INTERNATIONAL
                           OBLIGATIONS  BOND   EQUITY  CAPITALIZATION   DISCOVERY
                              FUND      FUND    FUND        FUND          FUND
                           ----------- ------- ------- -------------- -------------
  INVESTMENT ADVISORY
  FEES:
    Annual fee (percentage
  of Average net assets)..    0.40%     0.74%   1.00%       1.00%       Varies(a)
  ADMINISTRATION FEES:
    Annual fee (percentage
  of Average net assets)..    0.20%     0.20%   0.20%       0.20%         0.20%
  ANNUAL ACCOUNTING &
  TRANSFER AGENT FEE(B)...   $15,000   $15,000 $15,000    $15,000         $15,000

 -------
 (a) For International Discovery Fund, First of America receives 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of the average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 and $400; and 1.05% of all average daily net assets above $400 million.

 (b) Fees are the greater of .03% of average net assets of first $100 million plus .02% of next $150 million, plus .01% of remaining asset or $1,250 per month, except for the International Discovery Fund the fees of which are greater of .08% of first $100 million in average net assets, plus .04% of next $150 million, plus .02% of next $250 million; and .015% of the remaining asset or $2,500 per month.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

7. FEDERAL INCOME TAXES:

 As of December 31, 1996, for Federal income tax purposes, the following funds have capital loss carryforwards available to offset future capital gains, if any:

                                                                 AMOUNT  EXPIRES
                                                                -------- -------
  Bond Fund...................................................  $170,635  2002
                                                                  40,759  2004
  International Discovery Fund................................   171,208  2002
                                                                 187,686  2003

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                                     PRIME OBLIGATIONS FUND
                                                       ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR                                                   SEPTEMBER 23
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    1993 TO
                                                       DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                           1996         1995         1994       1993 (A)
                                                       ------------ ------------ ------------ ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------
Investment Activities
 Net investment income................................       0.044        0.041        0.023        0.009
                                                        ----------   ----------   ----------   ----------
  Total from Investment Activities....................       0.044        0.041        0.023        0.009
                                                        ----------   ----------   ----------   ----------
Distributions
 From net investment income...........................      (0.044)      (0.041)      (0.023)      (0.009)
                                                        ----------   ----------   ----------   ----------
  Total Distributions.................................      (0.044)      (0.041)      (0.023)      (0.009)
                                                        ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD........................  $    1.000   $    1.000   $    1.000   $    1.000
                                                        ==========   ==========   ==========   ==========
Total Return..........................................        4.46%        4.19%        2.29%        0.88%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period...........................  $3,579,203   $2,944,914   $2,231,991   $2,028,251
Ratio of expenses to average net assets...............        1.01%        1.64%        1.90%        1.79%
Ratio of net investment income to average net assets..        4.34%        4.15%        2.29%        1.53%

-------
(a) Period from commencement of operations.
(b) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                           BOND FUND
                      -----------------------------------------------------
                                                              SEPTEMBER 23,
FOR A SHARE            YEAR ENDED   YEAR ENDED   YEAR ENDED      1993 TO
OUTSTANDING           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
THROUGHOUT THE YEAR       1996         1995         1994        1993 (A)
                      ------------ ------------ ------------  -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $    10.50   $     9.35   $     9.96    $    10.00
                       ----------   ----------   ----------    ----------
Investment
 Activities
 Net investment
  income (loss)..            0.36         0.40         0.42          0.10
 Net realized and
  unrealized
  gains (losses)
  from
  investments....           (0.18)        1.17        (0.96)        (0.14)
                       ----------   ----------   ----------    ----------
 Total from
  Investment
  Activities.....            0.18         1.57        (0.54)        (0.04)
                       ----------   ----------   ----------    ----------
Distributions
 From net
  investment
  income.........           (0.35)       (0.42)       (0.07)          --
                       ----------   ----------   ----------    ----------
 Total
  Distributions..           (0.35)       (0.42)       (0.07)          --
                       ----------   ----------   ----------    ----------
NET ASSET VALUE,
 END OF PERIOD...      $    10.33   $    10.50   $     9.35    $     9.96
                       ==========   ==========   ==========    ==========
Total Return.....            1.83%       16.98%       (5.38%)       (0.40%)(d)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period.......      $9,754,430   $6,758,241   $4,651,157    $3,216,233
Ratio of expenses
 to average net
 assets..........            1.29%        1.57%        1.80%         2.03%
Ratio of net
 investment
 income to
 average net
 assets..........            5.32%        5.31%        5.27%         5.23%
Portfolio
 Turnover........             492%         178%         159%          101%
Average
 commission
 rate paid (b)...             --           --           --            --
                                          EQUITY FUND
                      -------------------------------------------------------------
                                                                   SEPTEMBER 23,
FOR A SHARE            YEAR ENDED      YEAR ENDED     YEAR ENDED      1993 TO
OUTSTANDING           DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
THROUGHOUT THE YEAR       1996            1995           1994        1993 (A)
                      --------------- -------------- ------------- ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........     $     12.44     $      9.64     $    10.17    $    10.00
                      --------------- -------------- ------------- ----------------
Investment
 Activities
 Net investment
  income (loss)..           (0.09)          (0.08)         (0.07)        (0.02)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....            2.25            2.88          (0.46)         0.19
                      --------------- -------------- ------------- ----------------
 Total from
  Investment
  Activities.....            2.16            2.80          (0.53)         0.17
                      --------------- -------------- ------------- ----------------
Distributions
 From net
  investment
  income.........             --              --             --            --
                      --------------- -------------- ------------- ----------------
 Total
  Distributions..             --              --             --            --
                      --------------- -------------- ------------- ----------------
NET ASSET VALUE,
 END OF PERIOD...     $     14.60     $     12.44     $     9.64    $    10.17
                      =============== ============== ============= ================
Total Return.....           17.36%          29.05%         (5.21%)        1.70%(d)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period.......     $24,040,588     $14,977,130     $9,095,015    $3,893,346
Ratio of expenses
 to average net
 assets..........            1.42%           1.62%          1.86%         2.11%
Ratio of net
 investment
 income to
 average net
 assets..........           (0.73%)         (0.84%)        (0.92%)       (1.09%)
Portfolio
 Turnover........             127%             44%            51%           45%
Average
 commission
 rate paid (b)...     $    0.0800(c)          --             --            --

-------
(a) Period from commencement of operations.
(b) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(c) For the period from 6/30/96 through 12/31/96.
(d) Not annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                  SMALL CAPITALIZATION FUND
                     ----------------------------------------------------------
FOR A SHARE                                                       SEPTEMBER 23,
OUTSTANDING           YEAR ENDED      YEAR ENDED     YEAR ENDED      1993 TO
THROUGHOUT THE YEAR  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                         1996            1995           1994        1993 (A)
                     ------------    ------------   ------------  -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........    $     15.71     $     11.58     $    11.00    $    10.00
                     -----------     -----------     ----------    ----------
Investment
Activities
 Net investment
  income (loss)..          (0.15)          (0.15)         (0.13)        (0.03)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....           4.79            4.28           0.71          1.03
                     -----------     -----------     ----------    ----------
 Total from
  Investment
  Activities.....           4.64            4.13           0.58          1.00
                     -----------     -----------     ----------    ----------
Distributions
 In excess of net
  investment
  income.........            --              --             --            --
 From of net
  realized gains.          (2.15)            --             --            --
                     -----------     -----------     ----------    ----------
 Total
  Distributions..          (2.15)            --             --            --
                     -----------     -----------     ----------    ----------
NET ASSET VALUE,
 END OF PERIOD...    $     18.20     $     15.71     $    11.58    $    11.00
                     ===========     ===========     ==========    ==========
Total Return.....          29.66%          35.66%          5.27%        10.00%(d)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
  end of period..    $24,495,224     $13,272,561     $7,476,444    $3,064,765
 Ratio of
  expenses
  to average net
  assets.........           1.40%           1.64%          1.98%         1.87%
 Ratio of net
  investment
  income (loss)
  to average net
  assets.........          (1.06%)         (1.29%)        (1.66%)       (1.40%)
 Ratio of
  expenses
  to average net
  assets*........            --              --             --           2.23%
 Ratio of net
  investment
  income to
  average net
  assets*........            --              --             --          (1.76%)
Portfolio
Turnover.........             60%             64%            39%           23%
Average
 commission rate
 paid (b)........        $0.0799(c)          --             --            --
                                INTERNATIONAL DISCOVERY FUND
                     ------------------------------------------------------------
FOR A SHARE                                                       FEBRUARY 1,
OUTSTANDING           YEAR ENDED      YEAR ENDED     YEAR ENDED     1993 TO
THROUGHOUT THE YEAR  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                         1996            1995           1994        1993 (A)
                     --------------- -------------- ------------- ---------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........    $     10.59     $      9.65     $    10.35    $    10.00
                     --------------- -------------- ------------- ---------------
Investment
Activities
 Net investment
  income (loss)..          (0.04)          (0.03)         (0.07)        (0.03)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....           1.67            0.97          (0.63)         0.38
                     --------------- -------------- ------------- ---------------
 Total from
  Investment
  Activities.....           1.63            0.94          (0.70)         0.35
                     --------------- -------------- ------------- ---------------
Distributions
 In excess of net
  investment
  income.........          (0.04)            --             --            --
 From of net
  realized gains.            --              --             --            --
                     --------------- -------------- ------------- ---------------
 Total
  Distributions..          (0.04)            --             --            --
                     --------------- -------------- ------------- ---------------
NET ASSET VALUE,
 END OF PERIOD...    $     12.18     $     10.59     $     9.65    $    10.35
                     =============== ============== ============= ===============
Total Return.....          15.41%           9.74%         (6.76%)        3.50%(d)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at
  end of period..    $17,000,747     $11,645,200     $9,537,019    $6,334,523
 Ratio of
  expenses
  to average net
  assets.........           2.00%           2.38%          2.34%         2.51%
 Ratio of net
  investment
  income (loss)
  to average net
  assets.........          (0.35%)         (0.39%)        (1.13%)       (1.38%)
 Ratio of
  expenses
  to average net
  assets*........            --              --             --            --
 Ratio of net
  investment
  income to
  average net
  assets*........            --              --             --            --
Portfolio
Turnover.........             65%             86%            87%           13%
Average
 commission rate
 paid (b)........        $0.0316(c)          --             --            --

-------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. For the International Discovery Fund, the foreign commission rate is lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
(c) For the period from 6/30/96 through 12/31/96.
(d) Not annualized.

See notes to financial statements.

The Parkstone Advantage Fund

  . Equity Fund
  . Small Capitalization Fund
  . International Discovery Fund
  . Bond Fund
  . Prime Obligations Fund


                             This report is submitted for the general
                             information of investors in the Funds. The report
                             is not authorized for distribution to prospective
                             investors in the Funds unless preceded or
                             accompanied by an effective prospectus, which
                             contains details concerning the sales charges and
Not FDIC Insured             other pertinent information.


                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
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2/97